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                                  EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation in this Registration Statement of DCB Financial Corp. (the "Company") on Form S-8, of our report dated February 5, 1999 on the Company's consolidated financial statements appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.



                                       /s/  Crowe, Chizek and Company LLP

                                       Crowe, Chizek and Company LLP


Columbus, Ohio
November 15, 1999